Exhibit 10.1

Execution Version

AMENDMENT NO. 6 TO CREDIT AGREEMENT

This AMENDMENT NO. 6 TO CREDIT AGREEMENT (this “Amendment”), dated as of May 17, 2022, is entered into by and among KBR, INC., a Delaware corporation (“KBR”), each Lender (as defined below) party hereto, and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, KBR, each subsidiary of KBR that is a “Borrower” thereunder (together with KBR, the “Borrowers” and each a “Borrower”), as borrowers, the Administrative Agent and certain banks and other financial institutions (the “Lenders”) are parties to that certain Syndicated Facility Agreement, dated as of April 25, 2018 (as previously amended, as amended hereby and as further amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement” and the Credit Agreement prior to giving effect to this Amendment being referred to as the “Existing Credit Agreement”), pursuant to which the Lenders have extended certain revolving and term facilities to KBR;

WHEREAS, KBR has requested that the Required Lenders agree to amend certain provisions of the Existing Credit Agreement, as more particularly set forth below, and such requisite Lenders party to this Amendment are willing to effect such amendments, as provided in, and on the terms and conditions contained in, this Amendment;

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.          Defined Terms.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Credit Agreement, as amended by this Amendment.

2.          Amendment to Credit Agreement.  Subject to the terms and conditions hereof, and with effect from and after the Amendment No. 6 Effective Date, the Existing Credit Agreement is hereby amended as follows:

(a)          The definition of “Extraordinary Receipt” in Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following sentence at the end thereof

“For the avoidance of doubt, no Ichthys Recovery Event shall constitute an Extraordinary Receipt.”

(b)          The definition of “Net Cash Proceeds” in Section 1.01 of the Existing Credit Agreement is hereby amended by (i) deleting the phrase “(excluding in connection with any Ichthys Recovery Event)” from clause (b) thereof and (ii) replacing clause (c) in its entirety with “[Reserved]”.

(c)          Section 2.05(b)(iv) of the Existing Credit Agreement is hereby amended by replacing such clause (iv) in its entirety with the following:

“(iv)          [Reserved].”

(d)          Section 2.05(b)(vii) of the Existing Credit Agreement is hereby amended by replacing such clause (vii) in its entirety with the following:

“(vii)          [Reserved].”

(e)          Section 6.03(e) of the Existing Credit Agreement is hereby amended by replacing such clause (e) in its entirety with the following:

“(e)          of the (i) occurrence of any Disposition of property or assets or Extraordinary Receipt for which the Borrower is required to make a mandatory prepayment pursuant to Section 2.05(b)(ii) or (iii), (ii) [reserved], (iii) [reserved] and (iv) incurrence or issuance of any Indebtedness for which the Borrower is required to make a mandatory prepayment pursuant to Section 2.05(b)(v); and”

3.          Use of Proceeds.  It is agreed and understood by the parties hereto that, notwithstanding anything to the contrary in any Loan Document, the Loan Parties may apply the proceeds from any Ichthys Recovery Event for working capital and other general corporate purposes (including for Capital Expenditures, Permitted Acquisitions and other permitted Investments, Restricted Payments and any other transactions not prohibited by the Loan Documents).

4.          Representations and Warranties.  By its execution hereof, KBR, on behalf of itself, each Borrower and each Guarantor under the Guaranty Agreement (together with the Borrowers, the “Loan Parties”), hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a)          the execution, delivery and performance by KBR of this Amendment has been duly authorized by all necessary corporate or other organizational action and do not and will not (i) contravene the terms of any of KBR’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any Contractual Obligation to which any Loan Party is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which any Loan Party or its property is subject; or (iii) violate any applicable Law, except, in the cases of clause (ii) and (iii) as could not reasonably be expected to have a Material Adverse Effect;

(b)          this Amendment has been duly executed and delivered by KBR, and constitutes a legal, valid and binding obligation of KBR (on behalf of each Loan Party) (and the Credit Agreement and each other Loan Document constitutes the legal, valid and binding obligation of each Loan Party party thereto), in each case enforceable against each Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(c)          after giving effect to transactions contemplated to occur on or prior to the Amendment No. 6 Effective Date, the representations and warranties of each Loan Party contained in Article V of the Credit Agreement and each other Loan Document are true and correct in all material respects (or, with respect to representations and warranties modified by materiality standards, in all respects) on and as of the Amendment No. 6 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, with respect to representations and warranties modified by materiality standards, in all respects) as of such earlier date, and except that for purposes of this clause (c), the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively;

(d)          no Default exists either before or immediately after the effectiveness of this Amendment on the Amendment No. 6 Effective Date.

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The execution of this Amendment by KBR shall constitute its affirmation as to the accuracy of the above representations and warranties as of the Amendment No. 6 Effective Date.

5.          Amendment No. 6 Effective Date.

(a)          This Amendment will become effective on the first date (the “Amendment No. 6 Effective Date”) on which the following conditions precedent are satisfied:

(i)          the Administrative Agent and the Lenders party hereto shall have received, in form and substance reasonably satisfactory to them, counterparts of this Amendment duly executed by (1) KBR, (2) the Administrative Agent and (3) the Required Lenders; and

(ii)          all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and/or its Affiliates (including the reasonable and documented fees, disbursements and other out-of-pocket charges of counsel (subject to the limitations set forth in Section 10.04(a)(i) of the Credit Agreement)) shall have been paid to the extent that KBR has received an invoice therefor at least three Business Days prior to the Amendment No. 6 Effective Date (without prejudice to any post-closing settlement of such fees, costs and expenses to the extent not so invoiced).

(b)          For purposes of determining compliance with the conditions specified in this Section 5, each Lender that has executed this Amendment and delivered it to the Administrative Agent shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required under this Section 5 to be consented to or approved by or acceptable or satisfactory to such Lender unless the Administrative Agent shall have received notice from such Lender prior to this Amendment being deemed effective by the Administrative Agent on the Amendment No. 6 Effective Date specifying its objection thereto.

(c)          From and after the Amendment No. 6 Effective Date, the Credit Agreement is amended as set forth herein.

(d)          Except as expressly amended and/or waived pursuant hereto, the Credit Agreement and each other Loan Document shall remain unchanged and in full force and effect and each is hereby ratified and confirmed in all respects, and any waiver contained herein shall be limited to the express purpose set forth herein and shall not constitute a waiver of any other condition or circumstance under or with respect to the Credit Agreement or any of the other Loan Documents.

(e)          The Administrative Agent will notify the Borrower and the Pro Rata Lenders of the occurrence of the Amendment No. 6 Effective Date.

6.          No Novation; Reaffirmation.  Neither the execution and delivery of this Amendment nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Existing Credit Agreement, the Credit Agreement or of any of the other Loan Documents or any obligations thereunder.  KBR, on behalf of itself and each other Loan Party, (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) confirms and affirms all of obligations of each Loan Party under the Loan Documents, (c) confirms and affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting as security for the payment and performance of the Obligations outstanding on the Amendment No. 6 Effective Date immediately prior to the effectiveness of the amendments provided by this Agreement and any Obligations outstanding at any time under the Credit Agreement, and (d) agrees that this Amendment and all documents executed in connection herewith (i) do not operate to reduce or discharge any Loan Party’s obligations under the Loan Documents and (ii) in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

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7.          Miscellaneous.

(a)          Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement and each other Loan Document are and shall remain in full force and effect.  All references in any Loan Document to the “Credit Agreement” or “this Agreement” (or similar terms intended to reference the Credit Agreement) shall henceforth refer to the Credit Agreement as amended by this Amendment.  This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

(b)          This Amendment shall be binding upon and inure to the benefit of the parties hereto, each other Lender and each other Loan Party, and their respective successors and assigns.

(c)          THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 10.14 AND 10.15 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, VENUE AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.

(d)          This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Amendment, the Credit Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Except as provided in Section 5, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties required to be a party hereto.  This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

(e)          If any provision of this Amendment, the Credit Agreement as amended hereby or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment, the Credit Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(f)          The Borrower agrees to pay in accordance with Section 10.04 of the Credit Agreement all reasonable out of pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation, execution, delivery, administration of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

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(g)          This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.

8.          References.  All references in any of the Loan Documents to the “Credit Agreement” shall mean the Existing Credit Agreement as amended hereby, and as further amended, restated, supplemented or modified from time to time in accordance with the terms thereof.

[Signature Pages Follow.]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

KBR, INC., a Delaware corporation

By:	/s/ Natasha Frausto
Name:	Natasha Frausto
Title:	Vice President, Finance & Treasurer

KBR, Inc.
Signature Pages
Amendment No. 6 to Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Kyle D. Harding
Name:	Kyle D. Harding
Title:	Vice President

KBR, Inc.
Signature Pages
Amendment No. 6 to Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Mukesh Singh
Name:	Mukesh Singh
Title:	Director

KBR, Inc.
Signature Pages
Amendment No. 6 to Credit Agreement

BNP PARIBAS, as a Lender

By:	/s/ Richard Pace
Name:	Richard Pace
Title:	Managing Director

By:	/s/ Kyle Fitzpatrick
Name:	Kyle Fitzpatrick
Title:	Relationship Manager

KBR, Inc.
Signature Pages
Amendment No. 6 to Credit Agreement

CITIBANK, N.A., as a Lender

By:	/s/ James Oleskewicz
Name:	James Oleskewicz
Title:	Vice President

KBR, Inc.
Signature Pages
Amendment No. 6 to Credit Agreement

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender

By:	/s/ Joe Lattanzi
Name:	Joe Lattanzi
Title:	Managing Director

KBR, Inc.
Signature Pages
Amendment No. 6 to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION (as successor in interest to BBVA USA), as a Lender

By:	/s/ Eric H. Williams
Name:	Eric H. Williams
Title:	Senior Vice President

KBR, Inc.
Signature Pages
Amendment No. 6 to Credit Agreement

CITIZENS BANK, N.A. (as successor by merger to CITIZENS BANK OF PENNSYLVANIA), as a Lender

By:	/s/ Jack Lowe
Name:	Jack Lowe
Title:	Managing Director

KBR, Inc.
Signature Pages
Amendment No. 6 to Credit Agreement

TRUIST BANK, as a Lender

By:	/s/ Anika Kirs
Name:	Anika Kirs
Title:	Director

KBR, Inc.
Signature Pages
Amendment No. 6 to Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Brian Keane
Name:	Brian Keane
Title:	Duly Authorized Signatory

KBR, Inc.
Signature Pages
Amendment No. 6 to Credit Agreement

REGIONS BANK, as a Lender

By:	/s/ Katherine Jomantas
Name:	Katherine Jomantas
Title:	Vice President

KBR, Inc.
Signature Pages
Amendment No. 6 to Credit Agreement

MUFG BANK, LTD., as a Lender

By:	/s/ Maria F. Maia
Name:	Maria F. Maia
Title:	Director

KBR, Inc.
Signature Pages
Amendment No. 6 to Credit Agreement

SANTANDER BANK, N.A., as a Lender

By:	/s/ Irv Roa
Name:	Irv Roa
Title:	Managing Director

KBR, Inc.
Signature Pages
Amendment No. 6 to Credit Agreement

HSBC BANK USA, N.A., as a Lender

By:	/s/ Jay Fort
Name:	Jay Fort
Title:	Senior Vice President

KBR, Inc.
Signature Pages
Amendment No. 6 to Credit Agreement

STANDARD CHARTERED BANK, as a Lender

By:	/s/ Kristopher Tracy
Name:	Kristopher Tracy
Title:	Director, Financing Solutions

KBR, Inc.
Signature Pages
Amendment No. 6 to Credit Agreement

UNITED BANK, as a Lender

By:	/s/ Edward J. Goedecke
Name:	Edward J. Goedecke
Title:	Senior Vice President

KBR, Inc.
Signature Pages
Amendment No. 6 to Credit Agreement

RIYAD BANK, HOUSTON AGENCY, as a Lender

By:	/s/ Chris Chambers
Name:	Chris Chambers
Title:	General Manager

By:	/s/ Roxanne Crawford
Name:	Roxanne Crawford
Title:	Vice President, Administrative Officer

KBR, Inc.
Signature Pages
Amendment No. 6 to Credit Agreement